Exhibit 99.1

4th Lithium Supply

& Markets Conference

Strategic Alliances and Their Role in Lithium Raw Material Supply

Right Here, Right Now… It’s Happening…..

Luis F. Saenz, Chief Executive Officer/Director

Li3 Energy

Disclaimer

Some of the statements contained herein may be forward-looking statements which involve known and unknown risks and uncertainties. Without limitation, statements regarding potential mineralization and resources, exploration results, financing, and future plans and objectives of the Company are forward looking statements that involve various degrees of risk. The following are important factors that could cause the Company’s actual results to differ materially from those expressed or implied by such forward looking statements: The Company’s ability to identify appropriate corporate acquisition and/or joint venture opportunities in the lithium mining sector and to establish the technical and managerial infrastructure to take advantage of, and to successfully participate in such opportunities, changes in the world wide price of mineral commodities including lithium, general market conditions, risks inherent in mineral exploration, risks associated with development, construction and mining operations, the uncertainty of future profitability and the uncertainty of access to additional capital.

Conference Topics

Key Discussion Points:

•	Strategic alliances and their role in lithium raw material supply.
•	The real story behind getting a strategic partner (How, When & Why).
•	What should / do we expect from a strategic alliance?
•	Where will our lithium carbonate end up?
•	Quick comparison of the different alliances and some questions to ponder.

Pretty much everyone deems Lithium a strategic asset.

With demand growing, leading global companies are partnering with lithium miners to secure a stable, steady and secure source of Lithium.

Companies who have strategic lithium partnerships:

GanfengLithium	Misubishi Corporation		MAGNA
LG Chem	R3 Fusion	Shenzhen Eastar Battery Co. Ltd.
GS Caltex	POSCO	Mitsui & Co., Ltd.	Toyota Tsusho Corporation

Who’s next??

 The real story behind getting a strategic partner:

Its not who you chose, but why…

•	Strategic… of course it is:
	•	Simple off-take and project financing options;
	•	Intellectual capital;
	•	Downstream end user potential;
	•	Financial;
•	Global Vision.
•	Industry Knowledge.

What should /do we expect from a strategic alliance?

Its not who you chose, but why…

•	Determine additional value add besides the obvious (Off-Take)
•	Mutually beneficial economics and risk in project development
•	Clear understanding of lithium mining, processes and challenges:
	•	Merits of the project;
	•	Technical, Geo-Political issues;
	•	Over coming uncertain geographic permitting and;
	•	Supply side, end users;
•	Ability to achieve competitive advantage against peer group:
	•	How do you compete in a closed market, uncertain demand, overwhelming potential supply...and some pretty big gorillas out there…

Where will our lithium carbonate end up?

Great Question…
•	Forecasted increased demand across multiple industries.
•	Growing interest exploring the use of lithium in solar energy and other applications.
•	Increased global initiatives for “Clean & Green” environmentally friendly energy sources.
•	Bodes well for the questions of:
• Who’s next?
• What’s next?

[Pie Chart]

Glass & Ceramics 31%

Batteries 23%

Lubrication 9%

Casting 4%

Air Conditioning 6%

Pharma 2%

Aluminum 6%

Rubber 4%

Other 15%

Source: USGS- 2011

Comparison of different alliances & questions to ponder

Successful Lithium Strategic Partnerships:

Strategic
Company	Project	Location	Resources	Partner(s)	Market Cap

Orocobre	Olaroz	Argentina	M&I: 6.4M MT LCE, 19.3M MT KCl	Toyota Tsusho	US$	213.84M

Dajin Resources	Salinas Grandes	Argentina	-	Cariboo Rose Resources Ltd.	US$	6.09M

Lithium Americas	Cauchari-Olaroz	Argentina	M&I: 5.3M MT LCE, 17.25M MT KCl	Mitsubishi Corp and Magna	US$	89.57M

International Lithium	Mariana	Argentina	-	Jiangxi Ganfeng Lithium Co. Ltd	US$	6.09M

Rodinia Minerals	Diablillos	Argentina	Inferred: 4.96M MT LCE, 19.84M MT LCE (K)	Shanshan & Qinghai Institute	US$	21.58M

COMIBOL	Uyuni	Bolivia	47.35M MT LCE	Zincobre, Posco, Kores		-

Lithium One	Sal de Vida	Argentina	Inferred: 5.44M MT LCE, 21.3M MT LCE (K)	LG International, GS Caltex, KORES	US$	83.86M

Lithium One	James Bay	Canada	Indicated: 11.75M MT @ 1.3% Li2O	Galaxy Resources	US$	83.86M

Canada Lithium	Quebec	Canada	M&I: 29.3M MT @ 1.19% Li2O	Mitsui	US$	131.42M

Nemaska Explorations	Whabouchi	Canada	M&I: 25.08M MT @ 1.54% Li2O	Chengdu Tianqi Group	US$	24.99M

Li3 Energy	Maricunga	Chile	Inferred: 224,300 MT Li, 3.27M MT KCL	Posco	US$	24.2M

Li3’s First Commercial Deal: Validation

Strategic Alliance with one of the world’s largest steel manufactures,

Poised for active partnering with substantial follow on possibilities:

POSCO – (NYSE:PKS)

•	August 11: Executed “SPA” with POSCO Canada Ltd:
	•	$18MM investment commitment;
	•	$8MM invested to fund exploration at Maricunga (9% stakeholder);
	•	$10MM investment upon achieving milestones in 1st Qtr 2012;

Why this Strategic Alliance makes sense for Li3:

•	Global Fortune 500 Leader.
•	Long-term partnership to develop a lithium business that brings together financial, intellectual and technical capital.

Li3’s First Technology Deal: Strategic Value Add

Agreement to explore use of intensified evaporation technology,

poised for active partnering with substantial follow on possibilities:

R3 Fusion

Harvesting green technology.

•	R&D MOU signed June’11:
• Positive laboratory results 4th QTR 2011.
•	Jan’ 2012 - Signed macro agreement with higher Li3 commitment and global lithium exclusivity.

Why this Partnership makes sense for Li3:

•	Time savings.
•	Reduced evaporation ponds.
•	Improved processes.
•	Water, water, water….

Contact:

Li3 Energy

Luis Saenz, Chief Executive Officer

luis.saenz@li3energy.com

Av. Pardo y Aliaga 699 Of. 802

San Isidro, Lima 27 - Peru

T: +51-1-212-1880

F: +51-1-421-1649